SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Elephant Talk Communications Corp.

(Name of Registrant as Specified In Its Charter)

N/A

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

ELEPHANT TALK COMMUNICATIONS, INC.
19103 Centre Rose Boulevard
Lutz, FL 33558

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
September 14, 2011

Dear Stockholder,

The 2011 Annual Meeting of Stockholders of ELEPHANT TALK COMMUNICATIONS, INC. (the “Company”), will be held at 9:00 a.m. Eastern Daylight Time, on Wednesday, September 14, 2011 at the offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York, 10017.

Proposals to be considered at the Annual Meeting:

(1)	To elect seven directors for a term expiring at the next annual meeting of the company, or until their successors are duly elected and qualified.

(2)	To approve a change in corporate domicile from California to Delaware.

(3)	To adopt an amendment to our 2008 Long-Term Incentive Plan.

(4)	To ratify the appointment of BDO Seidman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

(5)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Management recommends a vote “FOR”: ALL MATTERS

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To
Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet: Go to www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

The Proxy Materials are available for review at:
http://www.cstproxy.com/elephanttalk/2011

ELEPHANT TALK COMMUNICATIONS, INC.
19103 Centre Rose Boulevard
Lutz, FL 33558

Important  Notice  Regarding  the  Availability  of  Proxy  Materials  for  the Annual Meeting of Stockholders to be held September 14, 2011. The Proxy Statement  and  our 2010  Annual  Report  to  Stockholders  are  available  at: http://www.cstproxy.com/elephanttalk/2011

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge or such  documents  to  be  mailed  to  you.  Please  make  your  request  for  a  copy  as  instructed  below on  or  before September 6, 2011 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/elephanttalk/2011

-	the Company’s Annual Report for the year ended December 31, 2010

-	the Company’s 2011 Proxy Statement (including all attachments thereto)

-	the Proxy Card

-	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to  vote  your  proxy  electronically.  You  must  reference  your  company  ID,  9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690
or
By Internet at http://www.cstproxy.com/elephanttalk/2011
or
By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.